EXHIBIT 10.3
                                  TO SEC FORM 10-Q OF GREATER COMMUNITY BANCORP
                                        FOR QUARTER ENDED SEPTEMBER 30, 1999


                                                      AGREEMENT

         This Agreement entered into as of July 1, 1999 ("Effective Date"), by and between Greater Community Bancorp, a New Jersey business corporation having its principal place of business at 55 Union Boulevard, Totowa, New Jersey 07511 ("GCB"), and Erwin D. Knauer, residing at 10 Jay Street, Old Tappan, New Jersey 07675 (the "Employee").

                                                     WITNESSETH:

         WHEREAS, the Employee is on the Effective Date being employed as Executive Vice President of GCB, and as President and Chief Executive Officer of GCB's subsidiary company, Greater Community Services ("GCS"); and

         WHEREAS, as a material inducement to the Employee to accept the foregoing positions and the employment by GCB and GCS, this Agreement is being entered into and relied upon by the Employee;

         NOW, THEREFORE, it is agreed as follows:

        1.        Definitions

                  a. "Base Compensation" shall mean as of any given date, the Employee's annual salary as of that date.

                  b. "Just Cause" as used herein shall exist when there has been a good faith determination by GCB's Board of Directors that there shall have occurred one or more of the following events with respect to the Employee: (1) personal dishonesty; (2) willful commission of an act that causes or that probably will cause substantial economic damage to GCB or a subsidiary or substantial injury to their business reputation; (3) willful misconduct; (4) breach of fiduciary duty involving personal profit; (5) intentional failure to perform stated duties; (6) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and desist order; or (7) material breach of any provision of this Agreement. Notwithstanding the foregoing, Just Cause shall not be deemed to exist unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of GCB at a meeting of such Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct described above and specifying the particulars thereof. Prior to holding a meeting at which the Board is to make a final determination whether Just Cause exists, if the Board of Directors of GCB determines in good faith at a meeting of Directors, by not less than a majority of its entire membership, that there is probable cause for it to find that the Employee was guilty of conduct constituting Just Cause as described above, the Board of Directors may suspend the Employee from his duties hereunder for a reasonable time not to exceed fourteen (14) days pending a further meeting at which the Employee shall be given the opportunity to be heard before the Board. During any such period of suspension the Board of Directors may also suspend payment of the Employee's base compensation and no stock options may be exercised.

        2.        Change in Control.
                  a.   Involuntary   Termination   After   Change  in   Control.
Notwithstanding any provision herein to the contrary, if, in connection with or within twelve (12) months after any change in "control" of GCB, the Employee's employment is terminated by GCB without the Employee's prior written consent and for a reason other than Just Cause, the Employee shall be paid an amount equal to two times base annual compensation less that amount of base compensation actually paid after the change of control unless GCB was placed in conservatorship or receivership in connection with such change in control and the Board of Directors of GCB determines in good faith that the change in control was directed by or otherwise required by the Federal Reserve Board or a Federal Reserve Bank under delegated authority. In no event, however, may the aggregate amount payable hereunder equal or exceed the difference between (i) the product of 2.99 times the Employee's "base amount" as defined in ss.280G(b)(3) of the Code and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under ss.280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "control," for purposes of determining whether a "change in control" has occurred for purposes of this Section, shall be deemed to have occurred if any of the following events shall occur after the effective date of this Agreement:
(1) the acquisition by any person of ownership or power to vote more than twenty-five percent (25%) of GCB's voting stock; (2) the acquisition by any person of the control of the election of a majority of GCB's directors; (3) the exercise of a controlling influence over the management or policies of GCB or by any person or by persons acting as a group within the meaning of ss.13(d) of the Securities Exchange Act of 1934; or (4) during any period of two consecutive years, individuals who at the beginning of such two-year period constitute the Board of Directors of GCB (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds (2/3) thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" as used above means an individual (other than the Employee), corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.
                  b.   Voluntary    Termination   After   Change   in   Control.
Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of GCB, and the Employee shall thereupon be entitled to receive the payment described in subsection 2.a. of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which shall have not been consented to in advance by the Employee in writing: (1) the requirement that the Employee move his personal residence; (2) the assignment to the Employee of duties and responsibilities substantially inconsistent with those normally associated with his position and/or title at the time such change in control occurs; or (3) a material reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with GCB.
                  c.       Dispute Resolution.  In the event that any disput
 arises between the Employee and GCB as to the terms or interpretation of this Agreement, each party hereto agrees that such dispute may, at the request of


        3. Employment At Will. Subject only to the Employee's rights under Section 2 hereof, the Employee acknowledges that he is an employee at will of GCB and GCS.
                  ------------------


        4. Amendments. No Amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties hereto, except as herein otherwise specifically provided.
                  ----------

        5.        Applicable Law.
                  a. State Law. Except to the extent preempted by Federal law, the laws of the State of New Jersey shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.
                           ---------
                  b.       Compliance with Law and Regulation.
All provisions of this Agreement are intended to be consistent with and comply with all laws and regulations enacted or promulgated both before and after the Effective Date, applicable to GCB and to the extent that any provision is inconsistent or in non-compliance, such provision shall be deemed void.
                           ----------------------------------

        6. Headings. Headings contained herein are for convenience of reference only and are not intended to affect the meaning of the text of this
 Agreement.
                  --------

        7. Entire Agreement. This Agreement, together with any modifications thereof as may hereafter be agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof.
                  ----------------


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:                                              GREATER COMMUNITY BANCORP



/s/ Jeannette M. Chardavoyne                         By: /s/ George E. Irwin
Jeannette M. Chardavoyne,                           George E. Irwin, President
  Assistant Secretary



WITNESS:                                                        EMPLOYEE



/s/ Janet M. Pagano                                    By: /s/ Erwin D. Knauer
Janet M. Pagano                                              Erwin D. Knauer